Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

The following transactions/changes have impacted the reporting of our results:

In the fourth quarter of 2013, restructuring charges were recorded in the businesses. Prior to the fourth quarter of 2013, all restructuring charges were reported in the Other segment.

In the first quarter of 2013, incentive expense related to restricted stock and certain corporate overhead charges were allocated to Investment Management and Investment Services businesses which were previously included in the Other segment. All prior periods were restated to reflect these changes.

On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

The following items have impacted the comparability of our results:

The fourth quarter of 2013 includes a loss related to an equity investment.

The third quarter of 2013 includes a benefit related to the U.S. Tax Court’s partial reconsideration of a tax decision disallowing certain foreign tax credits.

The second quarter of 2013 includes a gain related to an equity investment.

The first quarter of 2013 includes a tax charge related to the disallowance of certain foreign tax credits.

The second quarter of 2012 includes a charge related to the settlement of the Sigma class action lawsuit.

Expense efficiency restructuring charges - Recorded charges in 2011.

All of these items are detailed in the trends that follow.

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period’s presentation.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on Common and Tangible Common Equity:

Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated January 17, 2014, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the business trends data versus business data in the Form 10-K for the year ended December 31, 2012 or other reports filed with the SEC.

THE BANK OF NEW YORK MELLON CORPORATION

12 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Revenue:
Investment services fees
Asset servicing	$917	$973	$922	$885	$943	$950	$942	$945	$969	$988	$964	$984
Issuer services	351	365	442	287	251	275	311	215	237	294	322	237
Clearing services	292	292	297	278	303	309	287	294	304	321	315	324
Treasury services	134	134	133	134	136	134	138	141	141	139	137	137

Total investment services fees	1,694	1,764	1,794	1,584	1,633	1,668	1,678	1,595	1,651	1,742	1,738	1,682
Investment management and performance fees	764	779	729	730	745	797	779	853	822	848	821	904
Foreign exchange & other trading revenue	198	222	200	228	191	180	182	139	161	207	160	146
Distribution and servicing	53	49	43	42	46	46	48	52	49	45	43	43
Financing-related fees	43	49	40	38	44	37	46	45	41	44	44	43
Investment and other income	81	145	83	146	139	48	124	116	72	269	135	(60)

Total fee revenue	2,833	3,008	2,889	2,768	2,798	2,776	2,857	2,800	2,796	3,155	2,941	2,758
Net securities gains (losses)	5	48	(2)	(3)	40	50	22	50	48	32	22	39

Total fee and other revenue	2,838	3,056	2,887	2,765	2,838	2,826	2,879	2,850	2,844	3,187	2,963	2,797
Income (loss) of consolidated investment management funds	110	63	32	(5)	43	57	47	42	50	65	32	36
Net interest revenue	698	731	775	780	765	734	749	725	719	757	772	761

Total revenue	3,646	3,850	3,694	3,540	3,646	3,617	3,675	3,617	3,613	4,009	3,767	3,594
Provision for credit losses	—	—	(22)	23	5	(19)	(5)	(61)	(24)	(19)	2	6
Noninterest expenses	2,530	2,645	2,573	2,546	2,551	2,572	2,584	2,683	2,703	2,716	2,682	2,793
Amortization of intangible assets	108	108	106	106	96	97	95	96	86	93	81	82
Merger & integration, litigation and restructuring charges	59	63	92	176	109	378	26	46	39	13	16	2

Total noninterest expense	2,697	2,816	2,771	2,828	2,756	3,047	2,705	2,825	2,828	2,822	2,779	2,877
Income (loss) from continuing operations before taxes	949	1,034	945	689	885	589	975	853	809	1,206	986	711
Provision for income taxes	279	277	281	211	254	93	225	207	1,046	321	(2)	155

Net income (loss) from continuing operations	670	757	664	478	631	496	750	646	(237)	885	988	556
Net income (loss) attributable to noncontrolling interest	(45)	(22)	(13)	27	(12)	(30)	(25)	(11)	(16)	(40)	(8)	(17)
Preferred stock dividends	—	—	—	—	—	—	(5)	(13)	(13)	(12)	(13)	(26)

Net income (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$625	$735	$651	$505	$619	$466	$720	$622	$(266)	$833	$967	$513

Earnings Per Share (a)	$0.50	$0.59	$0.53	$0.42	$0.52	$0.39	$0.61	$0.53	$(0.23)	$0.71	$0.82	$0.44

Assets under management at period-end (in billions) (c)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432	$1,532	$1,583 (b)
Assets under custody and/or administration at period-end (in trillions) (d)(e)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6 (b)

Market value of securities on loan at period-end (in billions) (f)	$268	$266	$249	$266	$256	$267	$251	$237	$244	$255	$255	$235 (g)

Pre-tax operating margin
GAAP	26%	27%	26%	19%	24%	16%	27%	24%	22%	30%	26%	20%
Non-GAAP adjusted (h)	30%	31%	31%	28%	30%	29%	29%	27%	26%	32%	29%	22%
Return on common equity (annualized)
GAAP	7.7%	8.8%	7.6%	5.9%	7.4%	5.5%	8.3%	7.1%	N/M	9.7%	11.2%	5.7%
Return on tangible common equity (annualized):
Non-GAAP	24.3%	26.3%	22.1%	17.7%	21.0%	15.7%	22.1%	18.8%	N/M	25.0%	28.4%	14.3%
Percent of non-US fee and net interest revenue - GAAP	36%	37%	39%	34%	36%	37%	37%	35%	35%	36%	38%	38%
Percent of non-US fee and net interest revenue - Non-GAAP (i)	37%	37%	39%	34%	37%	37%	37%	36%	35%	36%	39%	39%

(a)	The 2nd quarter 2012 includes $0.18 of litigation expense. The 1st quarter 2013 includes a $0.73 charge related to the disallowance of certain foreign tax credits. The 2nd quarter 2013 includes a $0.09 gain related to an equity investment. The 3rd quarter 2013 includes a $0.22 benefit related to U.S. Tax Court’s partial reconsideration of a tax decision. The 4th quarter 2013 includes a $0.10 loss related to an equity investment.
(b)	Preliminary.
(c)	Excludes assets managed in the Investment Services business.
(d)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013 and $1.2 trillion at both Sept. 30, 2013 and Dec. 31, 2013.
(e)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(f)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan relating to CIBC Mellon.
(g)	Excludes securities booked on BNY Mellon beginning in the fourth quarter of 2013 resulting from the CIBC Mellon joint venture, which totaled $62 billion at December 31, 2013.
(h)	Calculated excluding M&I, litigation and restructuring charges, amortization of intangible assets and net income attributable to noncontrolling interests of consolidated investment management funds.
(i)	Calculated excluding net securities gains (losses) and including noncontrolling interests related to consolidated investment management funds.

Note: See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

N/M - Not meaningful

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

FEE AND OTHER REVENUE - 12 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Investment services fees:
Asset servicing	$880	$911	$881	$842	$894	$891	$893	$904	$930	$938	$929	$953
Securities lending	37	62	41	43	49	59	49	41	39	50	35	31
Issuer services	351	365	442	287	251	275	311	215	237	294	322	237
Memo: Issuer Services excluding Shareowner Services	292	314	400	245	251	275	311	215	237	294	322	237
Clearing services	292	292	297	278	303	309	287	294	304	321	315	324
Treasury services	134	134	133	134	136	134	138	141	141	139	137	137

Total investment services fees	1,694	1,764	1,794	1,584	1,633	1,668	1,678	1,595	1,651	1,742	1,738	1,682
Investment management and performance fees	764	779	729	730	745	797	779	853	822	848	821	904
Foreign exchange & other trading revenue	198	222	200	228	191	180	182	139	161	207	160	146
Distribution and servicing	53	49	43	42	46	46	48	52	49	45	43	43
Financing-related fees	43	49	40	38	44	37	46	45	41	44	44	43
Investment and other income	81	145	83	146	139	48	124	116	72	269	135	(60)

Total fee revenue (a)	2,833	3,008	2,889	2,768	2,798	2,776	2,857	2,800	2,796	3,155	2,941	2,758
Net securities gains (losses)	5	48	(2)	(3)	40	50	22	50	48	32	22	39

Total fee and other revenue - Non-GAAP	2,838	3,056	2,887	2,765	2,838	2,826	2,879	2,850	2,844	3,187	2,963	2,797
Less: Fee and Other revenue related to Shareowner Services	62	54	44	142	—	(3)	—	—	—	—	—	—

Total fee and other revenue ex Shareowner Services - Non-GAAP	$2,776	$3,002	$2,843	$2,623	$2,838	$2,829	$2,879	$2,850	$2,844	$3,187	$2,963	$2,797

Fee and other revenue as a percentage of total revenue - Non-GAAP (b)	78%	79%	78%	78%	78%	78%	78%	78%	78%	79%	79%	78%

Assets under management at period-end (in billions) (d)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432	$1,532	$1,583	(c)

Assets under custody and/or administration at period-end (in trillions) (e)(f)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	(c)

Market value of securities on loan at period-end (in billions) (g)	$268	$266	$249	$266	$256	$267	$251	$237	$244	$255	$255	$235	(h)

S&P 500 Index - period-end	1326	1321	1131	1258	1408	1362	1441	1426	1569	1606	1682	1848

S&P 500 Index - daily average	1303	1318	1225	1226	1349	1350	1401	1418	1514	1609	1675	1769

(a)	The Shareowner Services business was sold on December 31, 2011.
(b)	Excludes net securities gains/(losses).
(c)	Preliminary.
(d)	Excludes assets managed in the Investment Services business.
(e)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013 and $1.2 trillion at both Sept. 30, 2013 and Dec. 31, 2013.
(f)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(g)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan relating to CIBC Mellon.
(h)	Excludes securities booked on BNY Mellon beginning in the fourth quarter of 2013 resulting from the CIBC Mellon joint venture, which totaled $62 billion at December 31, 2013.

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

Average Balances and Interest Rates

	2011								2012
	March 31st		June 30th		September 30th		December 31st		March 31st		June 30th
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$57,637	0.90%	$59,291	0.98%	$60,412	1.00%	$43,628	1.08%	$35,095	1.30%	$38,474	0.98%
Interest-bearing deposits with Federal Reserve & other essential banks	20,367	0.32	34,068	0.32	61,115	0.31	72,118	0.32	63,526	0.27	57,904	0.27
Federal funds sold and securities under resale agreements	4,514	0.50	4,577	0.46	4,865	0.71	5,271	0.64	5,174	0.73	5,493	0.62
Margin loans	7,484	1.48	9,508	1.34	9,379	1.34	11,886	1.26	12,901	1.29	13,331	1.27
Non-margin loans:
Domestic offices	21,856	2.57	21,093	2.54	21,583	2.43	21,794	2.37	20,128	2.46	19,663	2.52
Foreign offices	9,226	1.44	9,727	1.53	9,527	1.52	10,556	1.54	10,180	1.77	9,998	1.86

Total non-margin loans	31,082	2.22	30,820	2.23	31,110	2.15	32,350	2.10	30,308	2.23	29,661	2.30
Securities
U.S. government obligations	12,849	1.61	14,337	1.63	14,079	1.57	18,693	1.45	17,268	1.56	15,387	1.65
U.S. government agency obligations	20,221	2.98	20,466	3.09	20,998	2.93	25,006	2.58	32,347	2.44	39,070	2.23
Obligations of states and political subdivisions	557	6.37	934	5.32	1,611	4.13	2,452	3.47	3,354	2.97	4,777	2.65
Other securities	31,770	3.43	33,045	3.25	34,175	3.30	33,830	3.19	33,839	2.84	32,625	2.51
Trading securities	3,698	2.44	2,877	2.44	2,509	2.62	2,490	2.94	2,519	2.78	3,033	2.57

Total securities	69,095	2.96	71,659	2.87	73,372	2.87	82,471	2.60	89,327	2.45	94,892	2.25

Total interest-earning assets	190,179	1.80	209,923	1.70	240,253	1.55	247,724	1.50	236,331	1.56	239,755	1.48
Allowance for credit losses	(494)		(463)		(437)		(384)		(392)		(382)
Cash and due from banks	4,094		4,335		5,204		4,695		4,271		4,412
Other assets	49,577		50,459		53,305		52,200		49,690		49,933
Total Asset Consol VIE FAS 167	14,342		14,226		13,138		11,839		11,444		11,284

Total Assets	$257,698		$278,480		$311,463		$316,074		$301,344		$305,002

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$5,499	0.37%	$4,114	0.42%	$4,611	0.35%	$4,749	0.27%	$4,446	0.28%	$8,421	0.24%
Savings	1,518	0.12	1,561	0.12	1,613	0.12	1,080	0.15	704	0.10	702	0.13
Other time deposits	32,119	0.10	34,853	0.09	35,991	0.07	36,020	0.07	33,618	0.08	33,180	0.11
Foreign offices	77,379	0.19	85,430	0.26	83,580	0.26	88,494	0.22	86,670	0.15	88,179	0.13

Total interest-bearing deposits	116,515	0.17	125,958	0.22	125,795	0.21	130,343	0.18	125,438	0.14	130,482	0.13
Federal funds purchased and securities under repurchase agreements	5,172	0.07	10,894	0.06	10,164	0.03	8,008	(0.07)	8,584	(0.02)	11,254	0.01
Trading Liabilities	2,764	1.86	1,524	2.35	1,911	1.25	1,225	1.62	1,153	1.55	1,256	1.87
Other borrowed funds	1,821	1.61	1,877	0.99	2,256	0.77	2,159	0.93	2,579	0.79	2,550	0.99
Payables to customers and broker-dealers	6,701	0.10	6,843	0.09	7,692	0.10	8,023	0.08	7,555	0.11	7,895	0.10
Long-term debt	17,014	1.87	17,380	1.63	18,256	1.60	19,546	1.55	20,538	1.79	20,084	1.67

Total interest-bearing liabilities	149,987	0.40	164,476	0.38	166,074	0.37	169,304	0.34	165,847	0.34	173,521	0.32
Total noninterest-bearing deposits	38,616		43,038		73,389		76,309		66,613		62,860
Other liabilities	22,350		23,694		25,462		25,433		24,248		23,588
VIE Liabilities & Obligations FAS 167	13,114		12,966		11,728		10,516		10,159		10,072
Total Shareholders’ Equity	32,827		33,464		34,008		33,761		33,718		34,123
Noncontrolling interest	804		842		802		752		759		838

Total liabilities and shareholders’ equity	$257,698		$278,480		$311,463		$316,074		$301,344		$305,002

Net interest margin - Taxable equivalent basis		1.49%		1.41%		1.30%		1.27%		1.32%		1.25%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

Average Balances and Interest Rates (continued)

	2012				2013
	September 30th		December 31st		March 31st		June 30th		September 30th		December 31st
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$41,201	0.96%	$41,018	0.80%	$40,967	0.70%	$42,772	0.64%	$41,597	0.66%	$39,563	0.71%
Interest-bearing deposits with Federal Reserve & other essential banks	61,849	0.21	71,794	0.21	63,240	0.20	55,911	0.22	65,704	0.23	83,232	0.23
Federal funds sold and securities under resale agreements	5,315	0.64	5,984	0.56	7,478	0.54	7,878	0.52	8,864	0.56	9,403	0.61
Margin loans	13,033	1.30	13,085	1.26	13,346	1.17	13,906	1.14	14,653	1.10	15,224	1.08
Non-margin loans:
Domestic offices	18,821	2.62	20,560	2.42	21,358	2.38	21,689	2.40	21,378	2.40	22,538	2.28
Foreign offices	10,574	1.61	9,968	1.64	11,575	1.36	12,318	1.32	12,225	1.31	13,006	1.22

Total non-margin loans	29,395	2.26	30,528	2.16	32,933	2.02	34,007	2.01	33,603	2.01	35,544	1.89
Securities
U.S. government obligations	18,917	1.39	19,915	1.39	18,814	1.54	19,887	1.62	16,540	1.76	13,418	1.96
U.S. government agency obligations	41,430	1.94	41,361	1.94	42,397	1.85	47,631	1.80	45,745	2.02	43,465	2.00
Obligations of states and political subdivisions	5,933	2.57	6,154	2.52	6,194	2.38	6,377	2.26	6,518	2.47	6,757	2.76
Other securities	33,724	2.51	35,082	2.04	34,507	2.03	33,243	1.93	32,403	1.92	33,000	1.78
Trading securities	4,431	2.40	5,294	2.54	5,878	2.40	6,869	2.33	5,523	2.83	6,173	2.82

Total securities	104,435	2.06	107,806	1.90	107,790	1.91	114,007	1.86	106,729	2.02	102,813	1.97

Total interest-earning assets	255,228	1.40	270,215	1.27	265,754	1.26	268,481	1.27	271,150	1.28	285,779	1.21
Allowance for credit losses	(361)		(337)		(264)		(237)		(212)		(207)
Cash and due from banks	4,277		4,284		4,534		5,060		6,400		6,623
Other assets	48,775		50,439		52,137		52,620		52,549		52,434
Total Asset Consol VIE FAS 167	10,995		11,394		11,503		11,524		11,863		11,506

Total Assets	$318,914		$335,995		$333,664		$337,448		$341,750		$356,135

Liabilities and total equity

Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$9,724	0.16%	$8,570	0.18%	$8,778	0.19%	$8,183	0.22%	$8,626	0.16%	$11,042	0.12
Savings	730	0.17	815	0.29	819	0.29	897	0.24	1,015	0.25	993	0.25
Other time deposits	34,193	0.07	38,085	0.06	39,091	0.05	41,706	0.04	41,546	0.04	41,523	0.04
Foreign offices	93,613	0.10	95,249	0.09	99,040	0.08	100,433	0.07	102,360	0.07	103,462	0.06

Total interest-bearing deposits	138,260	0.10	142,719	0.09	147,728	0.08	151,219	0.07	153,547	0.06	157,020	0.06
Federal funds purchased and securities under repurchase agreements	10,092	(0.06)	10,158	0.07	9,187	(0.12)	9,206	(0.28)	12,164	(0.12)	13,155	(0.10)
Trading Liabilities	1,397	1.87	1,943	1.41	2,552	1.35	3,036	1.40	2,325	1.69	2,534	1.42
Other borrowed funds	1,855	0.72	1,869	1.29	1,397	0.76	1,443	0.19	2,233	0.19	2,378	0.42
Payables to customers and broker-dealers	8,141	0.10	8,532	0.09	9,019	0.09	9,073	0.08	8,659	0.09	9,400	0.09
Long-term debt	19,535	1.66	19,259	1.46	18,878	1.18	19,002	0.94	19,025	1.00	19,501	1.05

Total interest-bearing liabilities	179,280	0.28	184,480	0.25	188,761	0.20	192,979	0.16	197,953	0.16	203,988	0.17
Total noninterest-bearing deposits	70,230		79,987		70,337		70,648		72,075		79,999
Other liabilities	23,712		24,458		27,416		26,772		24,380		23,546
VIE Liabilities & Obligations FAS 167	9,686		10,114		10,186		10,242		10,466		10,283
Total Shareholders’ Equity	34,522		36,028		35,966		35,817		35,826		37,484
Noncontrolling interest	1,484		928		998		990		1,050		835

Total liabilities and total equity	$318,914		$335,995		$333,664		$337,448		$341,750		$356,135

Net interest margin - Taxable equivalent basis		1.20%		1.09%		1.11%		1.15%		1.16%		1.09%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

NONINTEREST EXPENSE - 12 Quarter Trend

	2011				2012				2013
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Staff:
Compensation	$876	$903	$903	$885	$861	$866	$893	$911	$885	$891	$915	$929
Incentives	325	328	328	281	352	311	306	311	338	364	339	343
Employee benefits	223	232	226	216	240	238	237	235	249	254	262	250

Total staff	1,424	1,463	1,457	1,382	1,453	1,415	1,436	1,457	1,472	1,509	1,516	1,522
Professional, legal and other purchased services	283	301	311	322	299	309	292	322	295	317	296	344
Software and equipment	206	203	193	213	205	209	208	233	228	238	226	241
Net occupancy	153	161	151	159	147	141	149	156	163	159	153	154
Business development	56	73	57	75	56	71	60	88	68	90	63	96
Sub-custodian	68	88	80	62	70	70	65	64	64	77	71	68
Other	229	247	224	237	220	254	265	255	307	215	249	258
Amortization of intangible assets	108	108	106	106	96	97	95	96	86	93	81	82
Merger & integration, litigation and restructuring charges	59	63	92	176	109	378	26	46	39	13	16	2

Total noninterest expense (a)	$2,697	$2,816	$2,771	$2,828	$2,756	$3,047	$2,705	$2,825	$2,828	$2,822	$2,779	$2,877
Memo:
Total noninterest expense excluding M&I, litigation, restructuring, amortization of intangible assets and direct expense related to Shareowner Services – Non-GAAP	$2,484	$2,598	$2,536	$2,500	$2,551	$2,572	$2,584	$2,683	$2,703	$2,716	$2,682	$2,793
Full Time Employees at period-end	48,400	48,900	49,600	48,700	47,800	48,300	48,700	49,500	49,700	49,800	50,800	51,100

(a)	The Shareowner Services business was sold on December 31, 2011.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 12 Quarter Trend

	2011				2012				2013
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Assets under management at period-end (in billions) (a)
Institutional	$701	$733	$719	$757	$829	$835	$882	$894	$939	$968	$1,041	$1,072
Mutual Funds	451	462	406	427	404	388	398	411	405	378	$407	$425
Private Client	77	79	73	76	75	76	79	81	85	86	$84	$86

Assets under management (b)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432	$1,532	$1,583	(e)
Composition of assets under management at period-end
Equity	34%	34%	30%	31%	33%	32%	33%	33%	34%	35%	35%	35%
Fixed Income	30%	31%	35%	35%	35%	37%	37%	38%	39%	39%	39%	39%
Money Market	27%	26%	27%	26%	24%	23%	23%	22%	20%	19%	19%	19%
Alternative investments and overlay	9%	9%	8%	8%	8%	8%	7%	7%	7%	7%	7%	7%

Total AUM (b)	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100	%(e)
Assets under custody and/or administration at period-end (in trillions) (c)(d)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	(e)
Market value of securities on loan at period-end (f)	$268	$266	$249	$266	$256	$267	$251	$237	$244	$255	$255	$235	(g)
Market Indices
S&P 500 Index (h)	1326	1321	1131	1258	1408	1362	1441	1426	1569	1606	1682	1848
S&P 500 Index-daily average	1303	1318	1225	1226	1349	1350	1401	1418	1514	1609	1675	1769
FTSE 100 Index (h)	5909	5946	5128	5572	5768	5571	5742	5898	6412	6215	6462	6749
FTSE 100 Index-daily average	5945	5905	5463	5424	5822	5551	5744	5844	6300	6438	6530	6612
MSCI World Index (h)	1335	1331	1104	1183	1312	1236	1312	1339	1435	1434	1544	1661
MSCI World Index-daily average	1320	1332	1217	1169	1268	1233	1274	1312	1405	1463	1511	1602
Barclays Capital Aggregate BondSM Index (h)	328	341	346	347	351	353	368	366	356	343	356	354
NYSE & NASDAQ Share Volume (in billions)	225	213	250	206	186	192	173	174	174	186	166	179
JP Morgan G7 Volatility Index - daily average (i)	11.07	11.21	12.60	12.95	10.39	10.30	8.70	7.56	9.02	9.84	9.72	8.20

(a)	Excludes securities lending cash management assets.
(b)	Excludes assets managed in the Investment Services business.
(c)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013 and $1.2 trillion at both Sept. 30, 2013 and Dec. 31, 2013.
(d)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(e)	Preliminary.
(f)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan relating to CIBC Mellon.
(g)	Excludes securities booked on BNY Mellon beginning in the fourth quarter of 2013 resulting from the CIBC Mellon joint venture, which totaled $62 billion at December 31, 2013.
(h)	Period end.
(i)	The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 12 Quarter Trend

	2011				2012				2013
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Assets under management at beginning of period	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432	$1,532
Net flows inflows (outflows):
Long-term	31	32	4	16	7	26	9	14	40	21	32	2
Money market	(5)	(1)	(15)	7	(9)	(14)	9	(6)	(13)	(1)	13	6

Total net inflows (outflows)	26	31	(11)	23	(2)	12	18	8	27	20	45	8
Net market / currency impact	31	14	(65)	39	50	(21)	42	19	16	(17)	55	43

Assets under management at end of period (a)(b)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432	$1,532	$1,583	(c)

(a)	Excludes securities lending cash management assets.
(b)	Excludes assets managed in the Investment Services business.
(c)	Preliminary.

THE BANK OF NEW YORK MELLON CORPORATION

INVESTMENT MANAGEMENT BUSINESS - 12 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management fees:
Mutual funds	$283	$290	$263	$237	$260	$270	$283	$293	$295	$295	$289	$298
Institutional clients	319	319	311	299	322	321	334	349	355	360	362	389
Wealth management fees (a)	161	161	153	153	154	156	154	157	161	165	164	149

Total investment management fees	763	770	727	689	736	747	771	799	811	820	815	836
Performance fees	17	18	11	47	16	54	10	57	15	33	10	72

Investment management and performance fees	780	788	738	736	752	801	781	856	826	853	825	908
Distribution and servicing	51	48	41	41	45	45	47	50	46	44	41	41
Other (b)	34	24	(25)	(13)	52	12	41	25	19	25	54	44

Total fee and other revenue	865	860	754	764	849	858	869	931	891	922	920	993
Net interest revenue	52	48	50	54	55	52	51	56	62	63	67	68

Total revenue	917	908	804	818	904	910	920	987	953	985	987	1,061
Provision for credit losses	—	1	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	629	643	624	634	620	642	644	713	704	674	697	769

Income before taxes (ex. intangible amortization)	288	264	180	184	284	268	276	274	249	311	290	292
Amortization of intangible assets	55	54	52	52	48	48	48	48	39	39	35	35

Income before taxes	$233	$210	$128	$132	$236	$220	$228	$226	$210	$272	$255	$257
Average assets	$36,962	$36,415	$36,626	$36,782	$36,112	$35,603	$35,285	$37,474	$38,743	$37,953	$38,690	$38,796
Assets under management at period-end (in billions) (c)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432	$1,532	$1,583 (d)
Pre-tax operating margin:
GAAP	25%	23%	16%	16%	26%	24%	25%	23%	22%	28%	26%	24%
Non-GAAP (ex. intangible amortization and net distribution and servicing expense) (e)	36%	33%	26%	26%	35%	33%	34%	31%	29%	36%	33%	31%

(a)	Includes revenue related to the Newton private client business prior to the sale of the business in 3Q13.
(b)	Other revenue includes asset servicing and treasury services revenue.
(c)	Excludes securities lending cash management assets and assets managed in the Investment Services business.
(d)	Preliminary.
(e)	Distribution and servicing expense is netted with distribution and servicing revenue for the purpose of this calculation of pre-tax operating margin. Distribution and servicing expense totaled $110 million, $108 million, $99 million and $95 million, respectively, for the first through fourth quarters of 2011, $100 million, $102 million, $107 million and $106 million, respectively, for the first through fourth quarters of 2012 and $104 million, $110 million, $107 million and $108 million, respectively, for the first through fourth quarters of 2013.

THE BANK OF NEW YORK MELLON CORPORATION

INVESTMENT SERVICES BUSINESS - 12 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending	$863	$891	$862	$823	$876	$871	$876	$885	$912	$922	$913	$936
Securities lending revenue	27	52	32	35	39	48	37	31	31	39	26	21
Issuer services	292	314	401	245	251	275	310	213	236	294	321	236
Clearing services	292	292	297	278	303	309	287	294	304	321	315	324
Treasury services	128	129	128	128	131	129	131	136	137	135	135	137

Total investment services fees	1,602	1,678	1,720	1,509	1,600	1,632	1,641	1,559	1,620	1,711	1,710	1,654
Foreign Exchange and other trading revenue	209	204	235	197	176	179	158	128	172	194	173	148
Other (a)	77	82	71	72	74	69	77	75	70	66	64	58

Total fee and other revenue (a)	1,888	1,964	2,026	1,778	1,850	1,880	1,876	1,762	1,862	1,971	1,947	1,860
Net interest revenue	623	649	662	634	642	607	608	583	653	633	619	609

Total revenue	2,511	2,613	2,688	2,412	2,492	2,487	2,484	2,345	2,515	2,604	2,566	2,469
Provision for credit losses	—	—	—	—	16	(14)	(4)	—	1	—	—	—
Noninterest expenses (ex. intangible amortization)	1,709	1,780	1,843	1,701	1,792	2,098	1,737	1,773	1,796	1,826	1,766	1,819

Income before taxes (ex. intangible amortization)	802	833	845	711	684	403	751	572	718	778	800	650
Amortization of intangible assets	50	50	50	50	48	49	47	48	47	54	46	47

Income before taxes	$752	$783	$795	$661	$636	$354	$704	$524	$671	$724	$754	$603
Average loans	$21,912	$23,939	$23,745	$27,651	$26,630	$25,611	$24,917	$24,868	$26,697	$27,814	$27,865	$31,210
Average assets	$177,028	$192,516	$221,680	$229,371	$214,593	$210,064	$224,987	$243,053	$240,188	$244,803	$246,254	$258,296
Average deposits	$140,213	$154,611	$182,555	$189,203	$175,526	$173,087	$188,743	$204,164	$200,221	$204,499	$206,068	$216,216
Pre-tax operating margin:
GAAP	30%	30%	30%	27%	26%	14%	28%	22%	27%	28%	29%	24%
Non-GAAP adjusted (ex. intangible amortization)	32%	32%	31%	29%	27%	16%	30%	24%	29%	30%	31%	26%
Assets under custody and/or administration at period-end (in trillions) (b)(c)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	(d)
Market value of securities on loan at period-end (in billions) (e)	$268	$266	$249	$266	$256	$267	$251	$237	$244	$255	$255	$235	(f)

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Total fee and other revenue includes investment management fees and distribution and servicing revenue.
(b)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013 and $1.2 trillion at both Sept. 30, 2013 and Dec. 31, 2013.
(c)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(d)	Preliminary.
(e)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan relating to CIBC Mellon.
(f)	Excludes securities booked on BNY Mellon beginning in the fourth quarter of 2013 resulting from the CIBC Mellon joint venture, which totaled $62 billion at December 31, 2013.

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

OTHER SEGMENT- 12 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Revenue:
Fee and other revenue	$151	$274	$126	$246	$171	$116	$156	$188	$125	$320	$120	$(37)
Net interest revenue	23	34	63	92	68	75	90	86	4	61	86	84

Total revenue	174	308	189	338	239	191	246	274	129	381	206	47
Provision for credit loss	—	(1)	(22)	23	(11)	(5)	(1)	(61)	(25)	(19)	2	6
Noninterest expense (ex. intangible amortization)	251	285	198	387	248	210	229	243	242	229	235	207

Income (loss) before taxes (ex. intangible amortization)	(77)	24	13	(72)	2	(14)	18	92	(88)	171	(31)	(166)
Amortization of intangible assets	3	4	4	4	—	—	—	—	—	—	—	—

Income (loss) before taxes	$(80)	$20	$9	$(76)	$2	$(14)	$18	$92	$(88)	$171	$(31)	$(166)

Average loans and leases	$9,829	$9,505	$9,786	$9,376	$9,148	$9,618	$9,389	$10,267	$10,610	$10,846	$10,938	$9,803
Average assets	$43,708	$49,549	$53,157	$49,921	$50,639	$59,335	$58,642	$55,468	$54,733	$54,699	$56,806	$59,043

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Investment Management			Investment Services			Other			Consolidated Results
(dollar amounts in millions unless otherwise noted)	2013	2012	2011	2013	2012	2011	2013	2012	2011	2013		2012		2011
Revenue:
Investment services fees
Asset servicing	$104	$117	$112	$3,800	$3,663	$3,585	$1	$—	$—	$3,905		$3,780		$3,697
Issuer services	—	—	—	1,087	1,049	1,252	3	3	193	1,090		1,052		1,445
Clearing services	—	—	—	1,264	1,193	1,159	—	—	—	1,264		1,193		1,159
Treasury services	2	2	2	544	527	513	8	20	20	554		549		535

Total investment services fees	106	119	114	6,695	6,432	6,509	12	23	213	6,813		6,574		6,836
Investment management fees	3,282	3,053	2,949	63	66	64	—	—	2	3,345		3,119		3,015
Performance fees	130	137	93	—	—	1	—	(1)	—	130		136		94
Foreign exchange and other trading revenue	8	9	(1)	687	641	845	(21)	42	4	674		692		848
Distribution and servicing	172	187	181	8	5	6	—	—	—	180		192		187
Financing-related fees	5	6	6	44	42	46	123	124	118	172		172		170
Investment and other income	17	(3)	(100)	142	171	185	280	291	413	439		459		498

Total fee revenue	3,720	3,508	3,242	7,639	7,357	7,656	394	479	750	11,753	(a)	11,344	(a)	11,648	(a)
Net securities gains (losses)	6	(1)	1	1	11	—	134	152	47	141		162		48

Total fee and other revenue	3,726	3,507	3,243	7,640	7,368	7,656	528	631	797	11,894	(a)	11,506	(a)	11,696	(a)
Net interest revenue (expense)	260	214	204	2,514	2,440	2,568	235	319	212	3,009		2,973		2,984

Total revenue	3,986	3,721	3,447	10,154	9,808	10,224	763	950	1,009	14,903		14,479		14,680
Provision for credit losses	—	—	1	1	(2)	—	(36)	(78)	—	(35)		(80)		1
Noninterest expenses (ex. intangible amortization)	2,844	2,619	2,530	7,207	7,400	7,033	913	930	1,121	10,964		10,949		10,684

Income before taxes (ex. intangible amortization)	1,142	1,102	916	2,946	2,410	3,191	(114)	98	(112)	3,974	(a)	3,610	(a)	3,995	(a)
Amortization of intangible assets	148	192	213	194	192	200	—	—	15	342		384		428

Income before taxes and noncontrolling interest	$994	$910	$703	$2,752	$2,218	$2,991	$(114)	$98	$(127)	$3,632	(a)	$3,226	(a)	$3,567	(a)
Average loans	$9,361	$7,950	$6,970	$28,407	$25,503	$24,326	$10,548	$9,607	$9,623	$48,316		$43,060		$40,919
Average assets	$38,546	$36,120	$36,696	$247,431	$223,233	$205,337	$56,334	$56,028	$49,112	$342,311		$315,381		$291,145
Average deposits	$13,755	$11,311	$9,769	$206,793	$185,440	$166,823	$5,148	$7,459	$6,087	$225,696		$204,210		$182,679
Assets under management at period-end (in billions) (b)	$1,583	$1,386	$1,260	$—	$—	$—	$—	$—	$—	$1,583		$1,386		$1,260
Assets under custody and/or administration at period-end (in trillions) (c)	$—	$—	$—	$27.6	$26.3	$25.1	$—	$—	$—	$27.6		$26.3		$25.1
Market value of securities on loan at period-end (in billions) (d)	$—	$—	$—	$235	$237	$266	$—	$—	$—	$235	(e)	$237		$266
Pre-tax operating margin - GAAP	25%	24%	20%	27%	23%	29%	N/M	N/M	N/M	24%		22%		24%
Memo:
Securities Lending Revenue										155		198		183

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Total fee and other revenue and income before taxes for the years 2011, 2012 and 2013 includes income from consolidated investment management funds of $200 million, $189 million and $183 million, respectively, net of income attributable to noncontrolling interests of $50 million, $76 million and $80 million respectively. The net of these income statement line items of $150 million, $113 million and $103 million, respectively, are included above in fee and other revenue.
(b)	Excludes assets managed in the Investment Services business.
(c)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2011, $1.1 trillion at Dec. 31, 2012, and $1.2 trillion at Dec. 31, 2013.
(d)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan relating to CIBC Mellon.
(e)	Excludes securities booked on BNY Mellon beginning in the fourth quarter of 2013 resulting from the CIBC Mellon joint venture, which totaled $62 billion at December 31, 2013.

Note:	See pages 9 through 11 for businesses results.

N/M - Not meaningful

THE BANK OF NEW YORK MELLON CORPORATION

NONPERFORMING ASSETS - 12 Quarter Trend

	2011				2012				2013
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Loans:
Other residential mortgages	$245	$236	$228	$203	$188	$177	$166	$158	$148	$135	$128	$117
Wealth Management	56	31	32	32	35	35	33	30	30	13	12	11
Commercial real estate	36	28	28	40	39	30	29	18	17	18	4	4
Commercial	32	31	21	21	32	31	29	27	24	24	15	15
Foreign	7	13	13	10	10	9	9	9	9	9	9	6
Financial Institutions	4	4	12	23	14	3	3	3	3	2	1	—

Total nonperforming loans	380	343	334	329	318	285	269	245	231	201	169	153
Other assets owned	6	8	10	12	13	9	5	4	3	3	3	3

Total nonperforming assets (a)	$386	$351	$344	$341	$331	$294	$274	$249	$234	$204	$172	$156

Nonperforming assets ratio	0.96%	0.83%	0.76%	0.78%	0.77%	0.65%	0.60%	0.53%	0.48%	0.41%	0.34%	0.30%
Nonperforming assets ratio excluding margin loans	1.26%	1.08%	0.98%	1.09%	1.11%	0.92%	0.83%	0.74%	0.65%	0.57%	0.49%	0.43%

Allowance for loan losses/nonperforming loans	122.9	128.6	117.4	119.8	121.4	127.0	126.0	108.6	102.6	105.5	121.9	137.3
Allowance for loan losses/nonperforming assets	121.0	125.6	114.0	115.5	116.6	123.1	123.7	106.8	101.3	103.9	119.8	134.6
Total allowance for credit losses/nonperforming loans	145.8	156.0	149.1	151.1	155.3	163.9	169.5	158.0	155.0	167.7	200.6	224.8
Total allowance for credit losses/nonperforming assets	143.5	152.4	144.8	145.7	149.2	158.8	166.4	155.4	153.0	165.2	197.1	220.5

(a)	Loans of consolidated investment management funds are not part of BNY Mellon’s loan portfolio. Included in the loans of consolidated investment management funds are nonperforming loans for the 1st, 2nd, 3rd and 4th quarters of 2011 of $239 million, $216 million, $265 million, and $101 million, respectively, for the 1st, 2nd, 3rd and 4th quarters of 2012 of $180 million, $155 million, $153 million, and $174 million, respectively, and for the 1st through 4th quarters of 2013 of $161 million, $44 million, $31 million, and $16 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 12 Quarter Trend

	2011				2012				2013
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Allowance for credit losses:
Allowance for credit losses	$498	$467	$441	$392	$394	$386	$362	$339	$266	$237	$212	$206
Allowance for unfunded commitments	73	87	94	106	103	108	105	117	121	121	125	133

Allowance for credit losses - beginning of period	571	554	535	498	497	494	467	456	387	358	337	339

Net (charge-offs)
Charge-offs	(19)	(21)	(17)	(25)	(10)	(10)	(8)	(10)	(5)	(3)	(2)	(6)
Recoveries	2	2	2	1	2	2	2	2	—	1	2	5

Total Net (charge-offs)	(17)	(19)	(15)	(24)	(8)	(8)	(6)	(8)	(5)	(2)	—	(1)

Provision for credit losses	—	—	(22)	23	5	(19)	(5)	(61)	(24)	(19)	2	6

Allowance for credit losses - end of period	554	535	498	497	494	467	456	387	358	337	339	344

Allowance for loan losses	$467	$441	$392	$394	$386	$362	$339	$266	$237	$212	$206	$210
Allowance for unfunded commitments	87	94	106	103	108	105	117	121	121	125	133	134

Allowance for credit losses - end of period	554	535	498	497	494	467	456	387	358	337	339	344

Allowance for loan losses as a percentage of total loans	1.17%	1.05%	0.87%	0.90%	0.90%	0.80%	0.74%	0.57%	0.48%	0.42%	0.41%	0.41%